CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : APRIL 2000

Beginning of the Month Principal Receivables :                                                                11,286,322,332.75
                                                                                                            -------------------
Beginning of the Month Finance Charge Receivables :                                                              371,033,227.45
                                                                                                            -------------------
Beginning of the Month Discounted Receivables :                                                                            0.00
                                                                                                            -------------------
Beginning of the Month Total Receivables :                                                                    11,657,355,560.20
                                                                                                            -------------------

Removed Principal Receivables :                                                                                            0.00
                                                                                                            -------------------
Removed Finance Charge Receivables :                                                                                       0.00
                                                                                                            -------------------
Removed Total Receivables :                                                                                                0.00
                                                                                                            -------------------

Additional Principal Receivables :                                                                               178,620,086.18
                                                                                                            -------------------
Additional Finance Charge Receivables :                                                                              785,857.91
                                                                                                            -------------------
Additional Total Receivables :                                                                                   179,405,944.09
                                                                                                            -------------------

Discounted Receivables Generated this Period                                                                               0.00
                                                                                                            -------------------

End of the Month Principal Receivables :                                                                      11,089,752,052.44
                                                                                                            -------------------
End of the Month Finance Charge Receivables :                                                                    356,824,541.97
                                                                                                            -------------------
End of the Month Discounted Receivables :                                                                                  0.00
                                                                                                            -------------------
End of the Month Total Receivables :                                                                          11,446,576,594.41
                                                                                                            -------------------

Excess Funding Account Balance                                                                                             0.00
                                                                                                            -------------------
Adjusted Invested Amount of all Master Trust Series                                                           10,182,976,677.68
                                                                                                            -------------------

End of the Month Seller Percentage                                                                                        8.18%
                                                                                                            -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : APRIL 2000                                                                ACCOUNTS             RECEIVABLES
                                                                                           --------             -----------

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                                 148,812.00         164,982,990.37
                                                                                      ------------------    -------------------
      60 - 89 Days Delinquent                                                                  81,967.00         105,475,463.20
                                                                                      ------------------    -------------------
      90 + Days Delinquent                                                                    174,969.00         235,663,028.60
                                                                                      ------------------    -------------------
      Total 30 + Days Delinquent                                                              405,748.00         506,121,482.17
                                                                                      ------------------    -------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          4.42%
                                                                                                            -------------------

Defaulted Accounts During the Month                                                            58,677.00          53,049,191.88
                                                                                      ------------------    -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                      5.64%
                                                                                                            -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : APRIL 2000                                                   COLLECTIONS                 PERCENTAGES
                                                                              -----------                 -----------

Total Collections and Gross Payment Rate                                      1,862,122,179.49                    15.97%
                                                                          --------------------          ----------------

Collections of Principal Receivables and Principal Payment Rate               1,650,251,789.42                    14.62%
                                                                          --------------------          ----------------

      Prior Month Billed Finance Charge and Fees                                162,838,797.54
                                                                          --------------------
      Amortized AMF Income                                                       15,178,313.70
                                                                          --------------------
      Interchange Collected                                                      19,990,169.37
                                                                          --------------------
      Recoveries of Charged Off Accounts                                         18,020,949.05
                                                                          --------------------
      Collections of Discounted Receivables                                               0.00
                                                                          --------------------

Collections of Finance Charge Receivables and Annualized Yield                  216,028,229.66                    22.97%
                                                                          --------------------          ----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : APRIL 2000

Beginning Unamortized AMF Balance                                                                          86,405,413.31
                                                                                                        ----------------
+     AMF Slug for Added Accounts                                                    76,824.13
                                                                          --------------------
+     AMF Collections                                                            11,020,474.11
                                                                          --------------------
-     Amortized AMF Income                                                       15,178,313.70
                                                                          --------------------
Ending Unamortized AMF Balance                                                                             82,324,397.85
                                                                                                        ----------------




                                                      /s/ Tom Feil
                                                      --------------------------
                                                      Tom Feil
                                                      Director of Securitization



                                                                    Page 8 of 40